UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 29, 2011

OPTi, Inc.
(Exact name of registrant as specified in its charter)

California
(State or Other Jurisdiction of Incorporation)

0-21422 (Commission File Number)	77-0220697 (IRS Employer Identification Number)

3430 W Bayshore Drive, Suite 103
Palo Alto, California 94303
(Address of principal executive offices including zip code)

(650) 213-8550
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01.                      Other Events
Item 9.01.                      Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 8.01.                      Other Events

On July 18, 2011, a hearing was held in the Santa Clara County Superior Court on S. Muoio & Co. LLP’s complaint to determine the validity of the May 23, 2011 election of corporate directors.

On July 28, 2011, the Court ruled in favor of the Company.  The Company will report the Court’s formal Statement of Decision when the decision has been finalized in approximately 30-60 days.

The case docket can be found through the Court’s website:  www.sccaseinfo.org/civil.htm.  Copies of the pleadings in this matter are available by mail request to the Santa Clara County Superior Court.  Further information on obtaining case documents is available at:  www.scscourt.org/self_help/civil/faqs/docket.html.

Item 9.01.                      Financial Statements and Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2011

OPTi, Inc.
By: /s/ Michael Mazzoni

Michael Mazzoni
Chief Financial Officer